UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21202

John Hancock Preferred Income Fund II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Preferred Income Fund II

Annual Report
7.31.12

Ticker | **HPF**

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Many preferred securities generated double-digit gains during the 12 months ended July 31, 2012, outpacing common stocks, as measured by the broad S&P 500 Index’s advance of 9.13%, and U.S. investment-grade bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index’s gain of 7.25%. For the 12 months ended July 31, 2012, John Hancock Preferred Income Fund II returned 15.02% at net asset value (NAV) and 22.92% at market price. The difference in the Fund’s performance at NAV and its performance at market price stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV price at any time. For the same 12-month period, the Bank of America Merrill Lynch Preferred Stock Hybrid Securities Index returned 7.72%. This index is unleveraged. During the period, some of the Fund’s best performing holdings were newly issued preferred securities, including utility company Entergy and one of its subsidiaries, which fared well amid a scarcity of newly issued investment-grade utility preferred securities. Many of the Fund’s U.S. bank holdings, including U.S. Bancorp and Wells Fargo & Company performed well, helped in part by favorable supply-and-demand conditions. European bank holdings, including Royal Bank of Scotland Group PLC, Barclays Bank PLC and Deutsche Bank got a boost at the end of 2011 from moves by the European Central Bank to ease conditions for the banks. And while these holdings came under pressure in the spring of 2012 when worries about the European sovereign debt crisis were at their peak, they gathered strength at the end of the period when investors began to distinguish between banks that would fare well and those that wouldn’t in the event of a euro breakup. Detracting from performance were the securities of Apache Corp. and energy company Southern Union Company, the latter of which faltered amid volatility surrounding two merger bids.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The Fund normally will invest at least 25% of its total assets in the industries comprising the utilities sector, which includes telecommunications companies, measured at the time of purchase. When the Fund’s investments focus on one or more sectors of the economy, they are far less diversified than the broad securities markets. This means that the Fund may be more volatile than other funds, and the values of its investments may go up and down more rapidly. Specifically, utilities can be hurt by higher interest costs in connection with capital construction programs, costs associated with environmental and other regulations and the effects of economic declines, surplus capacity and increased competition. In addition, the Fund may invest in financial services companies, which can be hurt by economic declines, changes in interest rates, regulatory and market impacts. The Fund’s investing in securities of non-U.S. issuers involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

6	Preferred Income Fund II | Annual report

Portfolio summary

Top 10 Issuers (32.2% of Total Investments on 7-31-12)[1,2]

Nexen, Inc.	4.0%	JPMorgan Chase Capital	3.1%

Entergy	3.9%	United States Cellular Corp.	3.0%

U.S. Bancorp	3.2%	Merrill Lynch Preferred Capital Trusts	3.0%

Qwest Corp.	3.2%	MetLife, Inc.	2.9%

Morgan Stanley Capital Trusts	3.1%	HSBC	2.8%

Sector Composition[1,3]

Financials	54.6%	Consumer Staples	2.1%

Utilities	28.1%	Industrials	0.5%

Telecommunication Services	8.3%	Short-Term Investments	0.1%

Energy	6.3%

Country Composition[1,3,4]

United States	84.6%	Spain	1.2%

Netherlands	4.6%	Switzerland	1.2%

United Kingdom	4.3%	Bermuda	0.1%

Canada	4.0%

1 As a percentage of the Fund’s total investments on 7-31-12.

2 Cash and cash equivalents not included.

3 Investments focused in one sector may fluctuate more widely than investments diversified across sectors. Because the Fund may focus on particular sectors, its performance may depend on the performance of those sectors. The Fund’s investments in securities of non-U.S. issuers involve special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

4 Each security trades in U.S. dollars.

Annual report | Preferred Income Fund II	7

Fund’s investments

As of 7-31-12

	Shares	Value

Preferred Securities (a) 142.1% (95.4% of Total Investments)		$662,435,892

(Cost $643,563,441)

Consumer Staples 3.2%		14,815,008

Food & Staples Retailing 3.2%

Ocean Spray Cranberries, Inc., Series A,
6.250% (S)	160,000	14,815,008

Energy 7.6%		35,388,180

Oil, Gas & Consumable Fuels 7.6%

Apache Corp., Series D, 6.000%	159,000	7,722,630

Nexen, Inc., 7.350%	1,093,500	27,665,550

Financials 81.4%		379,337,768

Capital Markets 10.5%

Credit Suisse Guernsey, 7.900% (L)(Z)	325,000	8,541,000

Lehman Brothers Holdings Capital Trust III,
Series K, 6.375% (I)	177,000	4,425

Lehman Brothers Holdings Capital Trust V,
Series M, 6.000% (I)	46,600	1,030

Lehman Brothers Holdings, Inc., Depositary
Shares, Series C, 5.940% (I)	145,200	1,452

Morgan Stanley Capital Trust III, 6.250% (L)(Z)	294,000	7,344,120

Morgan Stanley Capital Trust IV, 6.250% (Z)	170,000	4,221,100

Morgan Stanley Capital Trust V, 5.750% (Z)	355,000	8,740,100

Morgan Stanley Capital Trust VI, 6.600%	9,600	239,424

Morgan Stanley Capital Trust VII, 6.600%	52,400	1,303,712

The Goldman Sachs Group, Inc., 6.125% (L)(Z)	655,200	17,120,376

The Goldman Sachs Group, Inc., Series B, 6.200%	50,000	1,254,000

Commercial Banks 18.4%

Barclays Bank PLC, Series 3, 7.100% (L)(Z)	375,000	9,431,250

Barclays Bank PLC, Series 5, 8.125%	330,000	8,477,700

BB&T Corp., 5.625%	219,250	5,437,400

HSBC USA, Inc., 6.500%	50,000	1,262,500

PNC Financial Services Group, Inc. (6.125% to
5-1-22, then 3 month LIBOR + 4.067%)	145,000	3,959,950

Royal Bank of Scotland Group PLC, Series L,
5.750% (Z)	480,000	9,244,800

Santander Finance Preferred SA Unipersonal,
Series 10, 10.500%	329,000	8,626,380

U.S. Bancorp (6.000% to 4-15-17, then
3 month LIBOR + 4.861%) (Z)	200,000	5,480,000

8	Preferred Income Fund II | Annual report	See notes to financial statements

	Shares	Value

Commercial Banks (continued)

U.S. Bancorp (6.500% to 1-15-22, then
3 month LIBOR + 4.468%) (L)(Z)	570,000	$16,535,700

Wells Fargo & Company, 8.000% (L)(Z)	560,000	17,169,600

Consumer Finance 5.6%

HSBC Finance Corp., Depositary Shares,
Series B, 6.360% (L)(Z)	723,600	18,169,596

SLM Corp., 6.000% (Z)	198,000	4,809,420

SLM Corp., Series A, 6.970% (Z)	64,000	2,988,800

Diversified Financial Services 23.1%

Citigroup Capital VIII, 6.950%	660,000	16,671,600

Citigroup Capital XIII (7.875% to 10-30-15,
then 3 month LIBOR + 6.370%)	19,000	520,410

Corporate Backed Trust Certificates,
Series HSBC, 6.250% (Z)	45,400	1,124,104

Deutsche Bank Capital Funding Trust X, 7.350%	155,722	3,924,192

Deutsche Bank Contingent Capital Trust II,
6.550% (Z)	167,500	4,187,500

Deutsche Bank Contingent Capital Trust III,
7.600% (L)(Z)	392,500	10,220,700

General Electric Capital Corp., 6.000%	35,000	889,350

General Electric Capital Corp., 6.050% (Z)	32,000	826,240

General Electric Capital Corp., 6.100%	18,000	472,500

ING Groep NV, 7.050% (L)(Z)	775,700	19,004,650

JPMorgan Chase Capital XXIX, 6.700% (L)(Z)	802,500	21,266,250

Merrill Lynch Preferred Capital Trust III, 7.000%	358,000	9,000,120

Merrill Lynch Preferred Capital Trust IV, 7.120%	190,000	4,769,000

Merrill Lynch Preferred Capital Trust V, 7.280%	270,000	6,790,500

RBS Capital Funding Trust V, 5.900%	398,000	6,013,780

RBS Capital Funding Trust VII, 6.080%	145,000	2,202,550

Insurance 10.5%

Aegon NV, 6.375% (L)(Z)	409,000	10,245,450

Aegon NV, 6.500%	90,000	2,226,600

American Financial Group, Inc., 7.000% (Z)	274,000	7,387,040

MetLife, Inc., Series B, 6.500% (L)(Z)	792,000	20,235,600

Phoenix Companies, Inc., 7.450%	229,050	5,533,848

Prudential PLC, 6.500% (Z)	103,000	2,653,280

RenaissanceRe Holdings Ltd., Series C,
6.080% (Z)	32,500	822,250

Real Estate Investment Trusts 13.3%

Duke Realty Corp., Depositary Shares, Series J,
6.625% (Z)	449,400	11,459,700

Duke Realty Corp., Depositary Shares, Series K,
6.500% (Z)	110,000	2,794,000

Duke Realty Corp., Depositary Shares, Series L,
6.600% (Z)	109,840	2,798,723

Kimco Realty Corp., 6.000%	680,000	17,578,000

Public Storage, Inc., 5.750%	300,000	7,923,000

Public Storage, Inc., 6.350%	163,000	4,464,570

See notes to financial statements	Annual report | Preferred Income Fund II	9

	Shares	Value

Real Estate Investment Trusts (continued)

Public Storage, Inc., Depositary Shares,
Series Q, 6.500%	119,800	$3,386,746

Public Storage, Inc., Depositary Shares, Series X,
6.450% (Z)	35,000	892,500

Public Storage, Inc., Series P, 6.500%	56,000	1,558,480

Senior Housing Properties Trust, 5.625%	180,000	4,374,000

Wachovia Preferred Funding Corp., Series A,
7.250% (Z)	170,000	4,617,200

Thrifts & Mortgage Finance 0.0%

Federal National Mortgage Association,
Series S, 8.250% (I)	75,000	139,500

Industrials 0.7%		3,395,787

Machinery 0.7%

Stanley Black & Decker, Inc., 5.750%	134,700	3,395,787

Telecommunication Services 12.3%		57,296,490

Diversified Telecommunication Services 4.7%

Qwest Corp., 7.000%	60,000	1,600,200

Qwest Corp., 7.375% (Z)	567,500	15,606,250

Qwest Corp., 7.500%	172,500	4,707,525

Wireless Telecommunication Services 7.6%

Telephone & Data Systems, Inc., 6.625% (Z)	161,300	4,145,410

Telephone & Data Systems, Inc., 6.875%	85,000	2,316,250

Telephone & Data Systems, Inc., 7.000% (Z)	283,000	7,870,230

United States Cellular Corp., 6.950% (L)(Z)	772,500	21,050,625

Utilities 36.9%		172,202,659

Electric Utilities 22.0%

Duquesne Light Company, 6.500% (Z)	98,450	4,888,663

Entergy Arkansas, Inc., 5.750% (Z)	66,400	1,843,928

Entergy Louisiana LLC, 5.250%	220,000	5,799,200

Entergy Louisiana LLC, 5.875% (Z)	186,750	5,171,108

Entergy Louisiana LLC, 6.000% (Z)	185,000	5,252,150

Entergy Mississippi, Inc., 6.000%	182,025	5,256,882

Entergy Mississippi, Inc., 6.200%	97,500	2,825,550

Entergy Texas, Inc., 7.875%	37,400	1,105,170

FPC Capital I, Series A, 7.100% (Z)	368,000	9,523,840

FPL Group Capital Trust I, 5.875% (Z)	267,800	7,083,310

Gulf Power Company, 5.750% (Z)	138,800	4,182,044

HECO Capital Trust III, 6.500% (Z)	187,750	4,791,380

NextEra Energy Capital Holdings, Inc.,
5.700% (L)(Z)	628,000	17,031,360

NSTAR Electric Company, 4.780% (Z)	15,143	1,528,971

PPL Corp., 9.500%	305,600	16,609,360

SCE Trust I, 5.625%	55,000	1,461,350

Southern California Edison Company, Series C,
6.000% (Z)	82,000	8,233,317

10	Preferred Income Fund II | Annual report	See notes to financial statements

			Shares	Value

Multi-Utilities 14.9%

Baltimore Gas & Electric Company, Series 1995,
6.990% (Z)			39,870	$4,074,216

BGE Capital Trust II, 6.200% (L)(Z)			488,000	12,473,280

DTE Energy Company, 6.500%			220,000	6,283,750

Interstate Power & Light Company, Series B,
8.375% (L)(Z)			699,350	19,406,963

SCANA Corp., 7.700% (Z)			538,900	15,428,707

Xcel Energy, Inc., 7.600% (Z)			448,000	11,948,160

		Maturity
	Rate (%)	date	Par value	Value

Capital Preferred Securities (b) 3.0% (2.0% of Total Investments)				$14,147,036

(Cost $14,688,460)

Utilities 3.0%				14,147,036

Multi-Utilities 3.0%

Dominion Resources Capital Trust I (L)(Z)	7.830	12-01-27	$8,450,000	8,661,326

Dominion Resources Capital Trust III (L)(Z)	8.400	01-15-31	5,000,000	5,485,710

Corporate Bonds 3.7% (2.5% of Total Investments)				$17,153,370

(Cost $18,330,970)

Energy 1.9%				8,598,250

Oil, Gas & Consumable Fuels 1.9%

Southern Union Company (P)(Z)	3.462	11-01-66	$10,550,000	8,598,250

Utilities 1.8%				8,555,120

Electric Utilities 1.8%

Southern California Edison Company
(6.250% to 2-1-22, then 3 month LIBOR +
4.199%) (Q)(Z)	6.250	02-01-22	8,000,000	8,555,120

			Par value	Value

Short-Term Investments 0.1% (0.1% of Total Investments)				$500,000

(Cost $500,000)

Repurchase Agreement 0.1%				500,000
Repurchase Agreement with State Street Corp. dated 7-31-12
at 0.010% to be repurchased at $500,000 on 8-1-12, collateralized by $515,000 Federal Home Loan Mortgage Corp., 1.250%
due 8-1-19 (valued at $513,777, including interest)			$500,000	500,000

Total investments (Cost $677,082,871)† 148.9%				$694,236,298

Other assets and liabilities, net (48.9%)				($228,020,549)

Total net assets 100.0%				$466,215,749

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements	Annual report | Preferred Income Fund II	11

Notes to Schedule of Investments

LIBOR London Interbank Offered Rate

(a) Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.

(b) Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.

(I) Non-income producing security.

(L) A portion of this security is a Lent Security as of 7-31-12, and is part of segregated collateral pursuant to the Committed Facility Agreement. Total value of Lent Securities at 7-31-12 was $190,821,457.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date. Date shown is next call date.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such a security may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) A portion of this security is segregated as collateral pursuant to the Committed Facility Agreement. Total collateral value at 7-31-12 was $391,093,825.

† At 7-31-12, the aggregate cost of investment securities for federal income tax purposes was $677,314,870. Net unrealized appreciation aggregated $16,921,428, of which $43,987,722 related to appreciated investment securities and $27,066,294 related to depreciated investment securities.

The Fund had the following country concentration as a percentage of total investments on 7-31-12:

United States	84.6%
Netherlands	4.6%
United Kingdom	4.3%
Canada	4.0%
Spain	1.2%
Switzerland	1.2%
Bermuda	0.1%

12	Preferred Income Fund II | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 7-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $677,082,871)	$694,236,298
Cash	2,117,936
Cash segregated at custodian for swap contracts	2,210,000
Receivable for investments sold	251,708
Dividends and interest receivable	1,565,240
Other receivables and prepaid expenses	118,547

Total assets	700,499,729

Liabilities

Committed facility agreement payable	231,000,000
Payable for investments purchased	646,538
Swap contracts, at value	2,474,130
Interest payable	12,137
Payable to affiliates
Accounting and legal services fees	7,501
Trustees’ fees	30,988
Other liabilities and accrued expenses	112,686

Total liabilities	234,283,980

Net assets

Paid-in capital	$497,018,046
Undistributed net investment income	3,246,003
Accumulated net realized gain (loss) on investments and swap agreements	(48,727,597)
Net unrealized appreciation (depreciation) on investments and
swap agreements	14,679,297

Net assets	$466,215,749

Net asset value per share

Based on 21,221,320 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$21.97

See notes to financial statements	Annual report | Preferred Income Fund II	13

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 7-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$42,772,983
Interest	1,965,341
Less foreign taxes withheld	(3,336)

Total investment income	44,734,988

Expenses

Investment management fees	4,974,550
Accounting and legal services fees	79,885
Transfer agent fees	36,049
Trustees’ fees	51,951
Printing and postage	103,673
Professional fees	85,364
Custodian fees	64,841
Interest expense	2,201,298
Stock exchange listing fees	22,617
Other	45,095

Total expenses	7,665,323

Net investment income	37,069,665

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	5,712,459
Swap contracts	(234,662)

5,477,797
Change in net unrealized appreciation (depreciation) of
Investments	22,477,936
Swap contracts	(2,474,130)

20,003,806

Net realized and unrealized gain	25,481,603

Increase in net assets from operations	$62,551,268

14	Preferred Income Fund II | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	7-31-12	7-31-11

Increase (decrease) in net assets

From operations
Net investment income	$37,069,665	$36,264,497
Net realized gain (loss)	5,477,797	(1,884,518)
Change in net unrealized appreciation (depreciation)	20,003,806	22,142,740

Increase in net assets resulting from operations	62,551,268	56,522,719

Distributions to shareholders
From net investment income	(35,615,696)	(32,535,988)

From Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	814,609	—

Total increase	27,750,181	23,986,731

Net assets

Beginning of year	438,465,568	414,478,837

End of year	$466,215,749	$438,465,568

Undistributed net investment income	$3,246,003	$2,094,391

Shares outstanding
Beginning of year	21,182,284	21,182,284
Issued pursuant to Dividend Reinvestment Plan	39,036	—

End of year	21,221,320	21,182,284

See notes to financial statements	Annual report | Preferred Income Fund II	15

F I N A N C I A L   S T A T E M E N T S

Statement of cash flows

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
year ended
7-31-12
Cash flows from operating activities

Net increase in net assets from operations	$62,551,268
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(157,124,949)
Long-term investments sold	127,103,755
Decrease in short term investments	11,500,000
Net amortization of premium (discount)	31,064
Decrease in dividends and interest receivable	464,773
Decrease in payable for investments purchased	(2,331,255)
Increase in receivable for investments sold	(251,708)
Increase in cash segregated at custodian for swap contracts	(2,210,000)
Increase in other receivables and prepaid expenses	(70,011)
Increase in unrealized depreciation of swap contracts	2,474,130
Decrease in payable to affiliates	(1,105)
Decrease in interest payable	(10,441)
Increase in other liabilities and accrued expenses	3,753
Net change in unrealized (appreciation) depreciation on investments	(22,477,936)
Net realized gain on investments	(5,712,459)

Net cash provided by operating activities	$13,938,879

Cash flows from financing activities
Borrowings from committed facility agreement	$8,700,000
Reinvestment of common shares pursuant to Dividend Reinvestment Plan	814,609
Distributions to shareholders	(35,615,696)

Net cash used in financing activities	($26,101,087)

Net decrease in cash	($12,162,208)

Cash at beginning of period	$14,280,144

Cash at end of period	$2,117,936

Supplemental disclosure of cash flow information

Cash paid for interest	$2,211,739

16	Preferred Income Fund II | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	7-31-12	7-31-11	7-31-10	7-31-09	7-31-08

Per share operating performance

Net asset value, beginning of period	$20.70	$19.57	$16.22	$18.26	$23.08
Net investment income[1]	1.75	1.71	1.70	1.62	2.08
Net realized and unrealized gain (loss) on investments	1.20	0.96	3.14	(1.95)	(4.56)
Distributions to Auction Preferred Shares (APS)	—	—	—	—	(0.47)
Total from investment operations	2.95	2.67	4.84	(0.33)	(2.95)
Less distributions to common shareholders
From net investment income	(1.68)	(1.54)	(1.49)	(1.51)	(1.84)
From net realized gain	—	—	—	—	(0.01)
From tax return of capital	—	—	—	(0.20)	(0.02)
Total distributions	(1.68)	(1.54)	(1.49)	(1.71)	(1.87)
Net asset value, end of period	$21.97	$20.70	$19.57	$16.22	$18.26
Per share market value, end of period	$22.74	$20.05	$18.75	$16.06	$17.43
Total return at net asset value (%)[2]	15.02	14.37[3]	31.61[3]	1.15[3]	(13.31)[3]
Total return at market value (%)[2]	22.92	15.62	27.35	4.92	(15.65)

Ratios and supplemental data

Net assets applicable to common shares,
end of period (in millions)	$466	$438	$414	$344	$386
Ratios (as a percentage of average net assets):
Expenses before reductions (excluding
interest expense)	1.25	1.23	1.29	1.37	1.42
Interest expense	0.50	0.52	0.60	1.18	0.30[4]
Expenses before reductions (including
interest expense)	1.75	1.75	1.89	2.55	1.72
Expenses net of reductions (excluding
interest expense)	1.25	1.20	1.20	1.19	1.16
Expenses net of reductions (including
interest expense)	1.75	1.72	1.80	2.37	1.46
Net investment income	8.45	8.34	9.47	12.16	9.94
Portfolio turnover (%)	19	18	10	15	10

Senior securities

Total value of APS outstanding (in millions)	—	—	—	—	—[4]
Total debt outstanding end of period (in millions)	$231	$222	$205	$170	$184
Asset coverage per $1,000 of debt[5]	$3,018	$2,972	$3,019	$3,024	$3,097

1 Based on the average daily shares outstanding.
2 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 In May 2008, the Fund entered into a Committed Facility Agreement with a third-party commercial bank in order to redeem the APS. The redemption of all APS was completed on 5-28-08.
5 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end. As borrowings outstanding change, the level of invested assets will change accordingly. Asset coverage ratio provides a measure of leverage as of the dates shown.

See notes to financial statements	Annual report | Preferred Income Fund II	17

Notes to financial statements

Note 1 — Organization

John Hancock Preferred Income Fund II (the Fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered commodities exchange, or broker quotations. Foreign securities traded in foreign currencies and foreign currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

18	Preferred Income Fund II | Annual report

The following is a summary of the values by input classification of the Fund’s investments as of July 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 7-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Preferred Securities
Consumer Staples	$14,815,008	—	$14,815,008	—
Energy	35,388,180	$35,388,180	—	—
Financials	379,337,768	364,040,491	15,297,277	—
Industrials	3,395,787	—	3,395,787	—
Telecommunication
Services	57,296,490	57,296,490	—	—
Utilities	172,202,659	124,363,182	47,839,477	—
Capital Preferred
Securities
Utilities	14,147,036	—	14,147,036	—
Corporate Bonds
Energy	8,598,250	—	8,598,250	—
Utilities	8,555,120	—	8,555,120	—
Short-Term Investments	500,000	—	500,000	—

Total Investments in
Securities	$694,236,298	$581,088,343	$113,147,955	—
Other Financial
Instruments
Interest Rate Swaps	($2,474,130)	—	($2,474,130)	—

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The Fund may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Such estimates are revised when actual components of distributions are known. Distributions from REITs received in excess of income may be recorded as a reduction of cost of investments and/or as a realized gain.

Annual report | Preferred Income Fund II	19

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, the Fund has a capital loss carryforward of $48,837,651 available to offset future net realized capital gains as of July 31, 2012, which expires as follows: July 31, 2017 — $41,745,526 and July 31, 2018 — $7,092,125.

As of July 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends monthly and capital gain distributions, if any, annually. The tax character of distributions for the years ended July 31, 2012 and July 31, 2011 was as follows:

	JULY 31, 2012	JULY 31, 2011

Ordinary Income	$35,615,696	$32,535,988

As of July 31, 2012, the components of distributable earnings on a tax basis consisted of $3,266,917 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily

20	Preferred Income Fund II | Annual report

attributable to derivative transactions, amortization and accretion on debt securities and investments in real estate investment trusts.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the Fund’s Statement of assets and liabilities and represents the cash on hand at its custodian and does not include any short-term investments or cash segregated at custodian for swap contracts.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

The Fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the Fund is held by the custodian bank for the benefit of the Fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the Fund is held in a segregated account at the Fund’s custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. As of July 31, 2012, $2,210,000 was posted by the Fund for the benefit of counterparties.

Interest rate swaps. Interest rate swaps represent an agreement between a Fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Upfront payments made/received by the Fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the Fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Annual report | Preferred Income Fund II	21

During the year ended July 31, 2012, the Fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of July 31, 2012. During the year ended July 31, 2012, the Fund held interest rate swaps with total USD notional amounts up to $112 million, as measured at each quarter end.

	USD NOTIONAL	PAYMENTS MADE	PAYMENTS RECEIVED	MATURITY
COUNTERPARTY	AMOUNT	BY FUND	BY FUND	DATE	MARKET VALUE

Morgan Stanley	$56,000,000	Fixed 1.4625%	3-month LIBOR (a)	Aug 2016	($2,221,073)
Capital Services

Morgan Stanley	56,000,000	Fixed 0.8750%	3-month LIBOR (a)	Jul 2017	(253,057)
Capital Services
	$112,000,000				($2,474,130)

(a) At 7-31-12, the 3-month LIBOR rate was 0.44260%.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at July 31, 2012 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate	Swap contracts, at value	Interest rate	—	($2,474,130)
contracts		swaps

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2012:

RISK	STATEMENT OF OPERATIONS LOCATION	SWAP CONTRACTS

Interest rate contracts	Net realized loss	($234,662)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2012:

RISK	STATEMENT OF OPERATIONS LOCATION	SWAP CONTRACTS

Interest rate contracts	Change in unrealized	($2,474,130)
	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

22	Preferred Income Fund II | Annual report

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to 0.75% of the Fund’s average daily managed assets including any assets attributable to the Committed Facility Agreement (see Note 7) (collectively, managed assets). The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended July 31, 2012 amounted to an annual rate of 0.01% of the Fund’s average daily managed assets.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Leverage risk

The Fund utilizes a Committed Facility Agreement (CFA) to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the facility and have the potential to benefit or be disadvantaged from the use of leverage. The Adviser’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Annual report | Preferred Income Fund II	23

Note 7 — Committed facility agreement

The Fund has entered into a CFA with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $231 million and to invest the borrowings in accordance with its investment practices.

The Fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the Fund’s custodian. The amount of assets required to be pledged by the Fund is determined in accordance with the CFA. The Fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of one month LIBOR plus 0.70% and is payable monthly. The Fund also pays commitment fees of 0.60% per annum on the unused portion of the facility. The commitment fee for the year ended July 31, 2012 totaled $40,207 and is included in the Interest expense in the Statement of operations. As of July 31, 2012, the Fund had borrowings of $231,000,000 at an interest rate of 0.95%, which are reflected in the CFA payable on the Statement of assets and liabilities. During the year ended July 31, 2012, the average borrowing under the CFA and the effective average interest rate were $224,408,743 and 0.98%, respectively.

The Fund may terminate the CFA with 30 days’ notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, BNP is required to provide the Fund with 360 days’ notice prior to terminating or amending the CFA.

The Fund has an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the Fund to BNP and (ii) thirty-three and one-third percent of the Fund’s total assets. The Fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall the Lent Securities. The Fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. Income earned from Lent Securities of $174,344 is recorded as a component of interest income on the Statement of operations.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $157,124,949 and $127,103,755, respectively, for the year ended July 31, 2012.

24	Preferred Income Fund II | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Preferred Income Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Preferred Income Fund II (the “Fund”) at July 31, 2012, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 24, 2012

Annual report | Preferred Income Fund II	25

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended July 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

26	Preferred Income Fund II | Annual report

Additional information

Unaudited

Investment objective and policy

The Fund’s primary investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund’s secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. The Fund seeks to achieve its objectives by investing in securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. In addition, the Fund invests 25% or more of its total assets in the industries comprising the utilities sector, and at least 80% of its total assets in preferred securities and other fixed-income securities which are rated investment grade or higher by Moody’s or Standard & Poor’s at the time of investment or in unrated securities determined by the Adviser to be of comparable credit quality.

Dividends and distributions

During the year ended July 31, 2012, dividends from net investment income totaling $1.6800 per share were paid to shareholders. The dates of payments and amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDENDS

August 31, 2011	$0.1400
September 30, 2011	0.1400
October 31, 2011	0.1400
November 30, 2011	0.1400
December 19, 2011	0.1400
January 31, 2012	0.1400
February 29, 2012	0.1400
March 30, 2012	0.1400
April 30, 2012	0.1400
May 31, 2012	0.1400
June 29, 2012	0.1400
July 31, 2012	0.1400
Total	$1.6800

Dividend reinvestment plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the Plan), distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by Computershare Trust Company, N.A. (formerly known as The Bank of New York Mellon) (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in common shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the Fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If

Annual report | Preferred Income Fund II	27

the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com. Click on EquityAccess & More. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com. Click on EquityAccess & More. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com. Click on EquityAccess & More. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

28	Preferred Income Fund II | Annual report

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below or by calling 1-800-852-0218, 1-201-680-6578 (For International Telephone Inquiries), and 1-201-680-6610 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Computershare Trust Company, N.A.
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310–1900
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Annual report | Preferred Income Fund II	29

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the “Board”, the members of which are referred to as “Trustees”) of John Hancock Preferred Income Fund II (the “Fund”) met in-person on May 6–8, and June 3–5, 2012 to consider the approval of the continuation of the Fund’s investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”), the Fund’s investment adviser. The Board also considered the approval of the continuation of the investment subadvisory agreement (the “Subadvisory Agreement”) among the Adviser, Manulife Asset Management (US) LLC (the “Subadviser”) and the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the “Agreements.”

Activities and composition of the Board

On June 3–5, 2012, the Board consisted of nine individuals, seven of whom were Independent Trustees. “Independent Trustees” are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the “1940 Act”). The Independent Trustees have independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairman. On June 3–5, 2012, the Board had four standing committees that were composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts & Operations Committee. Additionally, on June 3–5, 2012, Investment Performance Committee A was a standing committee of the Board composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A was responsible for overseeing and monitoring matters relating to the investment performance of the Fund. The Board also designated an Independent Trustee as Vice Chairman to serve in the absence of the Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 6–8, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Lipper, a Thomson Reuters company (“Lipper”), on Fund fees and expenses, the investment performance of the Fund and other matters including the prices at which Fund shares have traded. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Expense Group, each as determined by Lipper, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Expense Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund;

30	Preferred Income Fund II | Annual report

(b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; and (d) a summary of aggregate amounts paid by the Fund to the Adviser.

At an in-person meeting held on May 6–8, 2012, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 6–8, 2012 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 3–5, 2012, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement and the Subadvisory Agreement, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s investment manager analytical capabilities, market and economic knowledge and execution of its Subadviser oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s and its affiliate’s policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other

Annual report | Preferred Income Fund II	31

registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not closed-end funds, the differences in services relate to the more burdensome regulatory and legal obligations of closed-end funds, the enhanced management and oversight arising from the public trading of Fund shares on an exchange and the potentially higher turnover of closed-end fund portfolio holdings. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by the Adviser, which analyzed various factors that may affect the Lipper rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Lipper Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Lipper to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2012 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund (based on net asset value (“NAV”) and market value (“Market”)) over certain time periods ended December 31, 2011 and that of its Category average and benchmark index over the same periods:

				SINCE INCEPTION
	1 YEAR	3 YEAR	5 YEAR	(11/29/02)

Preferred Income Fund II (NAV)	7.41%	25.36%	5.32%	7.38%
Income & Preferred Stock Category
Average (NAV)	5.57%	24.97%	1.73%	7.22%
Barclay US Agg TR Index	7.84%	6.77%	6.50%	5.45%
Preferred Income Fund II (Market)	22.40%	27.74%	5.55%	7.39%
Income & Preferred Stock Category
Average (Market)	12.69%	30.77%	2.31%	7.10%

The Board noted that the Fund at NAV outperformed it Category’s average NAV performance and its benchmark index’s performance over all periods, except for the one- and five-year periods over which it underperformed its benchmark index’s performance.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Expense Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar investment mandates, including other registered investment companies, institutional investors and separate accounts.

32	Preferred Income Fund II | Annual report

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Expense Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (“Gross Expense Ratio”) and total operating expense ratio after taking any fee limitation arrangement by the Adviser into account (“Net Expense Ratio”). The Gross Expense Ratio and Net Expense Ratio are based on common and leveraged assets and include interest expense relating to leverage. The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Expense Group median.

The Board noted that the Fund’s advisory fee ratio was five basis points below the Expense Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios derived from the Fund’s 2011 financial statements in relation with the Fund’s Expense Group median provided by Lipper in April 2012:

	FUND	EXPENSE GROUP MEDIAN

Advisory Fee Ratio	0.75%	0.80%
Gross Expense Ratio	1.18%	1.21%
Net Expense Ratio	1.16%	1.21%

The Board was aware that the Expense Group includes funds with varying amounts of leverage and funds that use borrowing and preferred stocks as leverage; that the Expense Group comparison shows advisory fees and expense ratios as percentages of assets attributable to total managed assets; and that the Fund’s fees and expenses may be higher than funds in the Expense Group with lower levels of leverage or funds that leverage with preferred stocks. The Board also reviewed comparative information which illustrated the expenses of the Fund and the Expense Group for the cost of leverage or interest expense and the Fund compared favorably to peers in this analysis.

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the year ended December 31, 2010. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of a limited number of other investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is limited.

The Board considered limited profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered basic assumptions and methodology for allocating expenses in the Subadviser’s profitability information.

Annual report | Preferred Income Fund II	33

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase but recognized that there is limited ability to grow assets for a closed-end fund. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement and the Subadvisory Agreement each for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

34	Preferred Income Fund II | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky,[2] Born: 1944	2002	46

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairman of the Board (since 2011),
John Hancock retail funds.

William H. Cunningham, Born: 1944	2002	46

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
(Chairman since 2009 and Director since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company
I, Inc. (until 2007); and former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce
Bank–Austin) (until 2009). Trustee, John Hancock retail funds (since 1986).

Deborah C. Jackson, Born: 1952	2008	46

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008).

Dr. John A. Moore,[2] Born: 1939	2002	46

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(1989–2001); Senior Scientist, Sciences International (health research) (2000–2003); Former Assistant
Administrator & Deputy Administrator, Environmental Protection Agency (1983–1989); Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007). Trustee, John Hancock retail funds (since 1991).

Annual report | Preferred Income Fund II	35

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo,[2] Born: 1949	2008	46

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance
Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign,
United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee, John Hancock retail funds (since 2008).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie, Born: 1959	2010	46

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010); President, John Hancock
Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee (since 2010) and President
(since 2012), John Hancock retail funds.

John G. Vrysen, Born: 1955	2009	46

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

Principal officers

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2012

Trustee and President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010); President, John Hancock
Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee (since 2010) and President
(since 2012), John Hancock retail funds.

36	Preferred Income Fund II | Annual report

Principal officers (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Andrew G. Arnott, Born: 1971	2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2006, including prior positions).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions);
Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007).

Annual report | Preferred Income Fund II	37

John Hancock retail funds is comprised of the series of John Hancock Funds III and 12 other investment companies, as well as ten closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Member of Audit Committee.

3 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

38	Preferred Income Fund II | Annual report

More information

Trustees	Officers	Investment adviser
Steven R. Pruchansky*	Hugh McHaffie	John Hancock Advisers, LLC
Chairman	President
William H. Cunningham		Subadviser
Deborah C. Jackson	Andrew G. Arnott	John Hancock Asset
Hugh McHaffie†	Executive Vice President	Management a division of
Dr. John A. Moore*		Manulife Asset Management
Vice Chairman	Thomas M. Kinzler	(US) LLC
Gregory A. Russo*	Secretary and Chief Legal Officer
John G. Vrysen†		Custodian
	Francis V. Knox, Jr.	State Street Bank and
*Member of the	Chief Compliance Officer	Trust Company
Audit Committee
†Non-Independent Trustee	Charles A. Rizzo	Transfer agent
	Chief Financial Officer	Computershare Shareowner
Services, LLC
Salvatore Schiavone
	Treasurer	Legal counsel
K&L Gates LLP

Independent registered
public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: HPF

For shareholder assistance refer to page 29

You can also contact us:
1-800-852-0218	Regular mail:
jhfunds.com	Computershare Shareowner Services, LLC
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310-1900

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Annual report | Preferred Income Fund II	39

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P110A 7/12
9/12

ITEM 2. CODE OF ETHICS.

As of the end of the period, July 31, 2012, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Gregory A. Russo is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $40,172 for the fiscal year ended July 31, 2012 and $39,190 for the fiscal year ended July 31, 2011. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit related fees billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates") amounted to $0 for the fiscal year ended July 31, 2012 and $0 for the fiscal year ended July 31, 2011.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,629 for the fiscal year ended July 31, 2012 and $3,524 for the fiscal year ended July 31, 2011. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $171 for the fiscal year ended July 31, 2012 and $10,073 for the fiscal year ended July 31, 2011. The nature of the services comprising the all other fees was mainly tax consulting work. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended July 31, 2012, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $3,983,540 for the fiscal year ended July 31, 2012 and $1,478,093 for the fiscal year ended July 31, 2011.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Gregory A. Russo – Chairman
Steven R. Pruchansky
Dr. John A. Moore

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of October 1, 2012.

Gregory K. Phelps
Senior Vice President, John Hancock Asset Management since 2005
Began business career in 1981
Joined fund team in 2002 (inception)

Mark T. Maloney
Vice President, John Hancock Asset Management since 2005
Began business career in 1976
Joined fund team in 2002 (inception)

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of July 31, 2012. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
MANAGER NAME	MANAGER

Gregory K. Phelps	Other Registered Investment Companies: Four (4) funds with
total assets of approximately $3.9 billion.

Other Pooled Investment Vehicles: None

Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies: Four (4) funds with
total assets of approximately $3.9 billion.

Other Pooled Investment Vehicles: None

Other Accounts: None

The Subadviser does not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Subadviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Subadviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

• A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings (“IPOs”) and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the IPO. The Subadviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances also may arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. The Subadviser does not receive a performance-based fee with respect to any of the other accounts managed by the portfolio managers of the Fund described above.

• A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows.

Compensation of Portfolio Managers. The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, investment professionals are compensated with a combination of base salary and performance bonuses (e.g., cash and deferral awards). The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Fund.

• Base salaries. Base salaries are market-based and fixed. Salary ranges are reviewed and adjusted annually. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical and experiential skills.

• Performance Bonuses. Performance bonuses take the form of cash and deferred incentives.

• Short-Term Cash Incentives. Short-term incentives take the form of annual cash awards. Individual targets are market-based and actual awards are tied to performance against various objective measures and on overall personal performance ratings. These include:

— Investment Performance. The majority of the bonus considered under the plan is based on investment performance of accounts managed by the investment professional over one, three and five year periods (to the extent applicable) and no specific benchmark is used to measure performance.

— Financial Performance of the Subadviser. The financial performance of the Subadviser and its parent corporation are also considered in determining bonus awards.

— Non-Investment Performance. The more intangible contributions of an investment professional to the Subadviser’s business, including new strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

• Long-Term Incentives. All investment professionals are eligible for participation in a deferred incentive plan. 100% of the eligible awards are invested in the strategies that the team manages as well as other strategies managed by other teams at the Subadviser. The Subadviser believes that owning units in the same strategies a team manages aligns the performance goals of both client and manager giving the team added incentive to act in the best interest of the Company’s clients.

As an added incentive, certain investment professionals (considered officers of Manulife Financial) would receive a portion of their award in Manulife Restricted Share Units (“RSUs”) or stock options. This plan is based on the value of the underlying common shares of Manulife Financial.

Share Ownership by Portfolio Managers. The following table indicates as of July 31, 2012 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Portfolio Manager	Range of Beneficial Ownership

Gregory K. Phelps	$1 - $10,000

Mark T. Maloney	$1 - $10,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund II

By:	/s/ Hugh McHaffie
Hugh McHaffie
President

Date:	September 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
Hugh McHaffie
President

Date:	September 24, 2012

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	September 24, 2012